SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               February 16, 2001 (Date of earliest event reported)
                         Commission file number: 0-28152

                         Affinity Technology Group, Inc.
             (Exact name of registrant as specified in its charter)

                               Delaware 57-0991269
                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)

                         Affinity Technology Group, Inc.

                          1201 Main Street, Suite 2080

                             Columbia, SC 29201-3201

                    (Address of principal executive offices)
                                   (Zip code)

                                 (803) 758-2511

              (Registrant's telephone number, including area code)


Item 5. Other Events

         In a press release dated February 13, 2001, Affinity Technology Group, Inc. announced that its common stock had been delisted from the Nasdaq SmallCap Market effective at the close of business on February 12, 2001. Effective February 13, 2001, the company's common stock began trading on the NASD Over-the-Counter Bulletin Board under the symbol "AFFI." A copy of the company's press release is attached to this Report on Form 8-K as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              99  Press release dated February 13, 2001


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             Affinity Technology Group, Inc.

                             By: /s/ Joseph A. Boyle

                                 Joseph A. Boyle

                             President, Chief Executive Officer, Chief Financial Officer and Treasurer

Date:  February 16, 2001